Execution Version
CONSENT AND WAIVER AGREEMENT

THIS CONSENT AND WAIVER dated as of May 21, 2024 (this “Consent”) is entered into among Trimble Inc., a Delaware corporation (“Company”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, Company, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of March 24, 2022 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of December 27, 2022, as amended by that certain Amendment No. 2 to Credit Agreement, dated as of April 28, 2023, and as further amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, pursuant to Section 5.01(a) of the Credit Agreement, as soon as practicable, but not later than 45 days after the end of each of the first three fiscal quarters of each of the Company’s fiscal years (the “Financial Reporting Deadline”), the Company is required to furnish to the Administrative Agent an unaudited condensed consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter and related unaudited condensed consolidated statements of income, comprehensive income and cash flows for such fiscal quarter and the period from the beginning of such fiscal year to the end of such fiscal quarter (and, in the case of the consolidated statements of income and cash flows, on a comprehensive basis with the statements for such period in the prior fiscal year of the Company), which shall present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and their results of operations and cash flows for the periods indicated in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes (collectively, the “Financial Report”);

WHEREAS, pursuant to Section 5.01(c) of the Credit Agreement, together with the delivery of the Financial Report, the Company is required to furnish to Administrative Agent a Compliance Certificate (the “Compliance Certificate”), signed by the chief financial officer, chief accounting officer, treasurer, or assistant treasurer of the Company (the Compliance Certificate and the Financial Report, collectively, the “Financial Deliverables”, and the requirement under the Credit Agreement to deliver the Financial Deliverables, the “Financials Covenant”); and

WHEREAS, Company has requested that the Administrative Agent and the Required Lenders grant to the Company a ninety (90) day extension of the Financial Reporting Deadline to deliver the Financial Deliverables for the fiscal quarter ending March 29, 2024, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Consent. Notwithstanding anything to the contrary contained in the Credit Agreement, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto (which constitute the Required Lenders) hereby consent and agree to:

(a)extend the Financial Reporting Deadline to deliver the Financial Deliverables for the fiscal quarter ending March 29, 2024 and determination of compliance with Section 6.07 of the Credit Agreement for such fiscal quarter to August 12, 2024;

(b)waive any Default or Event of Default (and any requirement to provide notice of such Default or Event of Default set forth in Section 5.02(a) of the Credit Agreement) resulting solely from a breach of the Financials Covenant or Section 6.07 of the Credit Agreement due to non-delivery of the Financial Deliverables with respect to the fiscal quarter ending March 29, 2024 on or prior to the Financial Reporting Deadline; and

(c)until the date that is the earlier of (i) August 12, 2024 and (ii) the date that the Company files with the SEC amended audited consolidated financial statements and/or an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 which satisfy the requirements set forth in Section 5.01(b) of the Credit Agreement and comply with the representations and warranties contained in Section 3.09(a) of the Credit Agreement, waive the condition set forth in Section 4.02(a) of the Credit Agreement with respect to the obligation of each Revolving Lender to make a Revolving Loan on the occasion of each Revolving Borrowing, solely as it relates to the compliance of the audited consolidated financial statements and/or the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 with the representations and warranties contained in Section 3.09(a) of the Credit Agreement.

    This Consent is a limited consent and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) except as specifically set forth herein, shall not constitute nor be deemed to constitute a waiver of (A) any Default or Event of Default, (B) any representation or warranty or (C) any term or condition of the Credit Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent or waiver by the Administrative Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto. Except as specifically set forth herein, the Administrative Agent and the Lenders reserve all of their respective rights and remedies under the Credit Agreement and the other Loan Documents.

2.Condition Precedent. This Consent shall be effective upon satisfaction of the following condition precedent:

(a)The Administrative Agent shall have received counterparts of this Consent, executed and delivered by Company, Administrative Agent and the Required Lenders (provided that the requirements of this clause (a) may be satisfied by customary written evidence reasonably satisfactory to Administrative Agent (which may include electronic transmission of a signed signature page) that such party has signed a counterpart to this Consent).

3.Miscellaneous.

(a)Except as expressly set forth herein, the Credit Agreement, and the obligations of Company thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Except as expressly set forth herein, this Consent shall not be deemed to be an amendment or modification of any other provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Lenders, nor constitute a waiver of any provision of the Credit Agreement, any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Consent shall constitute a “Loan Document”.

(b)The Company (i) acknowledges and consents to all of the terms and conditions of this Consent, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Consent and any documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)The Company hereby represents and warrants as follows:

(i)The execution and delivery by the Company of the Consent and the performance by the Company of its obligations hereunder have been duly authorized by all necessary corporate (or equivalent) actions on the part of the Company.

(ii)The Company has the requisite power and authority and legal right to execute and deliver the Consent and to perform its obligations hereunder. The Consent constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(iii)The representations and warranties of the Company set forth in Article III of the Credit Agreement are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date hereof, except (x) in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct on and as of such prior date and (y) for the compliance of the audited consolidated financial statements for the fiscal year ended December 31, 2023 with the representations and warranties contained in Section 3.09(a) of the Credit Agreement.

(iv)Giving effect to Section 1(b) above, at the time of and immediately after giving effect to this Consent, no Default or Event of Default has occurred and is continuing.

(a)This Consent may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Consent by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This Consent may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Consent may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Consent. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(b)THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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    Each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

TRIMBLE INC.

By:    /s/ Phillip Sawarynski
Name: Phillip Sawarynski
Title: Vice President and Treasurer

Bank of America, N.A.,
as a Lender

By:    /s/ Kurt Fuess
Name: Kurt Fuess
Title: Vice President

HSBC Bank USA, N.A.

By: /s/ David Sanders
 Name: David Sanders
Title: SVP, Global Relationship Manager

Wells Fargo Bank, National Association

By: /s/ Gambo Audu
 Name: Gambo Audu
Title: Vice President

TD Bank, N.A.
as a Lender

By: /s/ Steve Levi
 Name: Steve Levi
Title: Senior Vice President

Goldman Sachs Bank USA,

By: /s/ Priyankush Goswami
 Name: Priyankush Goswami
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Diane Truong
 Name: Diane Truong
Title: Vice President

KBC Bank NV, New York Branch

By: /s/ Nicholas Fiore
 Name: Nicholas Fiore
Title: Managing Director

By: /s/ Francis Payne
 Name: Francis Payne
Title: Managing Director

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By: /s/ Irlen Mak
 Name: Irlen Mak
Title: Director

JPMORGAN CHASE BANK N.A.,
as a Lender

By: /s/ Abhishek Joshi
 Name: Abhishek Joshi
Title: Vice President

U.S. Bank National Association

By: /s/ Lukas Coleman
 Name: Lukas Coleman
Title: Vice President

THE BANK OF NOVA SCOTIA

By: /s/ David Dewar
 Name: David Dewar
Title: Director

Nordea Bank Abp, New York Branch

By: /s/ Ola Anderssen
 Name: Ola Anderssen
Title: First Vice President

By: /s/ Anders Holmgaard
 Name: Anders Holmgaard
Title: Managing Director

ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ David J. Smith
Name: David J. Smith
Title: Vice President